UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Hong T. Le

International Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM Annual report for the year ended June 30, 2022

Pursues growth and
income opportunities
across international
markets

International Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Refer to page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of June 30, 2022, was 1.59% for Class F-2 shares and 1.23% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share result reflects the 5.75% maximum sales charge.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

12	Financial statements

35	Board of trustees and other officers

Fellow investors:

International equity markets declined sharply during the fund’s fiscal year amid soaring inflation, a war in Ukraine and the ongoing pandemic. The fund’s Class F-2 shares fell 19.04% for the 12 months ended June 30, 2022. This total return includes quarterly dividend payments totaling about $1.00 a share for the period and capital gains distributions totaling $1.73.

This result was in line with the 19.42% loss registered by the fund’s primary benchmark, the MSCI All Country World Index (ACWI) ex USA, which reflects the returns of more than 40 developed-and developing-country stock markets. The index is unmanaged and, therefore, has no expenses.

While the fund held up slightly better than its primary benchmark, we are disappointed with the results in absolute terms. As its name indicates, International Growth and Income Fund seeks to invest broadly across non-U.S. markets and in both proven dividend-paying companies as well as companies with strong growth potential — an approach that has helped the fund outpace its benchmark over the fund’s lifetime. Returns for longer time frames are shown below.

Results at a glance

For periods ended June 30, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime*

International Growth and Income Fund (Class F-2 shares)	–19.04%	2.96%	5.16%	5.72%
International Growth and Income Fund (Class A shares)	–19.24	2.71	4.92	5.48
MSCI All Country World Index (ACWI) ex USA†	–19.42	2.50	4.83	4.04

*	Lifetime results are from October 1, 2008, the inception of the fund.
†	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

International Growth and Income Fund	1

Inflation, war weigh on stock markets

Fresh waves of COVID-19 infections, record-high inflation and Russia’s invasion of Ukraine sent stock prices tumbling and pushed markets in Europe, Japan and the United States into bear territory. The war, which began in February, amplified conditions that had been weighing on markets since the start of the year. Among these were global supply-chain disruptions, sharply higher inflation and rising interest rates. The European Union, United States and other nations imposed unprecedented sanctions on Russia, sending Russian stocks, bonds and the ruble plummeting. The MSCI Europe Index slid more than 17% on worries about a recession, a wider conflict in the region and the potential loss of Russian oil and gas imports to fuel the European economy.

Oil prices briefly soared above $130 a barrel, contributing to higher global inflation. In the eurozone, for example, inflation climbed to 8.6% in June, the highest level since the euro currency was launched 23 years ago. In response to several months of rising inflation, European Central Bank (ECB) president Christine Lagarde signaled that the ECB will increase its key policy rate in July for the first time since 2011. Other central banks, including the U.S. Federal Reserve, also moved to reduce stimulus measures and raise rates more aggressively in a bid to tame rising consumer prices. In one notable exception, the Bank of Japan held steady as core inflation in Japan remained relatively low through the end of March. The yen hit a 24-year low against the U.S. dollar in the closing weeks of the fiscal year.

In emerging markets, China shares tumbled more than 30% amid a government crackdown on the technology sector and signs of slowing economic growth. Compounding those problems, a surge of new COVID-19 infections triggered harsh lockdowns in the world’s second-largest economy.

All market sectors lost ground except for the energy sector, which advanced 8.22%. The information technology and consumer discretionary sectors suffered the worst losses, both falling more than 31% in U.S. dollar terms. The strengthening U.S. dollar weighed down returns across sectors and countries for U.S.-based investors.

Inside the portfolio

Investments in the financials and energy sectors were among the fund’s largest detractors, due in part to some investments in Russia-domiciled banks and oil-and-gas companies. It should be noted, however, that the fund had modest exposure to Russian companies during the fiscal year. We have no plans to add investments in Russia in the foreseeable future. A lighter concentration of energy companies relative to the index also held back returns. Shares in EQT, one of Europe’s biggest private equity firms, also detracted from returns. The company suffered from concerns about a deteriorating capital markets environment. China’s Ping An Insurance, the fund’s tenth-largest position, fell 30.59%.

The consumer discretionary sector also detracted from overall results. Coupang, a Korea-based provider of e-commerce services, plummeted 69.51% amid weaking sentiment for growth stocks and rising global interest rates. The company pointed to continued strong growth in its active customer base and rising annual spending across all its customer segments. Evolution, the B2B provider of live casino systems, lost 42.46% despite reporting robust fourth-quarter 2021 and first-quarter 2022 results. The shares were hindered by allegations it had previously been involved in illegal gaming activity.

In a broadly negative environment, investments in health care proved to be a bright spot. Pharmaceutical giant AstraZeneca, the fund’s largest investment, rose 9.45% after the company beat first-quarter 2022 earnings estimates and revenue soared more than 60%. There was also positive sentiment on AstraZeneca’s outlook for 2022 due to approvals for its coronavirus preventative drug Evusheld and its severe asthma treatment Tezspire. Pharmaceutical companies Novo Nordisk, the fund’s ninth-largest investment, and GlaxoSmithKline also advanced.

Select investments in industrials companies also helped returns, specifically in the aerospace and defense and transportation infrastructure industries. U.K.-based defense and aerospace company BAE Systems, the fund’s eighth-largest position, benefited from positive results and forecasts of increased military spending. Rheinmetall, a German defense and auto company, surged on hopes that it would benefit

2	International Growth and Income Fund

from increased spending on defense by the German government. Germany pledged to spend an additional €100 billion on its armed forces. However, aircraft maker Airbus fell 24.65% on concerns of slowing global growth.

Favorable stock selection in the consumer staples sector bolstered returns, as did a larger concentration versus the benchmark. Shares in top-10 holding British American Tobacco (BAT) rose — finding support from dividend yields as investors favored more defensive stocks. BAT was also buoyed by positive sentiment on its next-generation vaping products. The company reported solid results for the 2021 calendar year and an upbeat trading update for the first half of 2022. Philip Morris International, which posted a modest decline but outpaced the broader market, struck a deal to acquire Swedish Match, a leading player in the smoke-free tobacco market.

Elsewhere in the fund’s top 10, Brazilian mining company Vale fell 35.75%, and semiconductor equipment maker ASML and Taiwan Semiconductor Manufacturing both slid on poor sentiment for technology companies.

Looking ahead

The world is a troubled place. It appears that the war in Ukraine will be a protracted conflict. A growth deficit in China could impact global growth. Virtually every economy is contending with inflation. Energy prices have risen to levels that are challenging to many economies, and shortages are surfacing in Europe and elsewhere.

Many major economies face the prospect of recession. To contain inflation, central bankers have shown determination to raise interest rates.

That said, we remind our investors that investment opportunity often surfaces during difficult times. Heading into the fiscal year, the fund held a relatively significant cash position. Rather than wait for better times, the fund’s managers view today’s turbulent environment as an opportunity to invest in what we believe are well-managed companies at compelling valuations. What’s more, amid the volatility, we are seeing a broader participation in market leadership. Investors are increasingly recognizing the value of companies that produce tangible products — from oil and gas to copper and nickel to tractors and trucks. Over the past decade, many of these old-economy companies were overlooked in favor of fast-growing tech and consumer companies. We are also seeing investors rediscover the importance of dividends. We expect these trends to continue.

With its dual growth-and-income objective, the fund pursues a middle path, seeking to deliver solid returns across market cycles. We believe a balanced and well-diversified portfolio makes sense in any environment, but it is perhaps more essential than ever today. We continue to look for good investments across sectors and markets, including ordinary hardhat industries as well as technology, internet and other fast-growing areas of markets.

We thank you for your continued support of International Growth and Income Fund, and we look forward to reporting back to you in six months.

Cordially,

Andrew B. Suzman

Co-President

Steven T. Watson

Co-President

August 9, 2022

For current information about the fund, visit capitalgroup.com.

International Growth and Income Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period October 1, 2008, to June 30, 2022, with all distributions reinvested)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	All results are calculated with dividends and capital gains reinvested.
[3]	Source: MSCI. The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.
[4]	For the period October 1, 2008 (when the fund began operations), through June 30, 2009.

Average annual total returns based on a $1,000 investment (for periods ended June 30, 2022)

	1 year	5 years	10 years

Class F-2 shares	–19.04%	2.96%	5.16%
Class A shares*	–23.89	1.50	4.30

*	Assumes payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.64% for Class F-2 and 0.90% for Class A shares as of the prospectus dated September 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

4	International Growth and Income Fund

Investment portfolio June 30, 2022

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	24.78%
United Kingdom	15.57
China	7.77
Japan	5.99
United States	5.43
Hong Kong	4.86
Canada	4.30
Taiwan	3.81
Switzerland	3.75
Brazil	3.12
Other countries	12.49
Short-term securities & other assets less liabilities	8.13
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

Common stocks 91.22%	Shares	Value (000)
Financials 15.47%
Ping An Insurance (Group) Company of China, Ltd., Class H	26,688,800	$181,456
AXA SA	7,121,315	161,644
AIA Group, Ltd.	14,118,330	153,026
Toronto-Dominion Bank (CAD denominated)	1,838,241	120,545
Hong Kong Exchanges and Clearing, Ltd.	1,498,500	73,714
Euronext NV	896,501	73,186
HDFC Bank, Ltd.	4,248,530	72,519
Hiscox, Ltd.	5,931,339	68,043
Société Générale	3,013,712	65,975
Zurich Insurance Group AG	148,390	64,538
DNB Bank ASA	3,267,242	58,563
UniCredit SpA	5,814,973	55,240
B3 SA-Brasil, Bolsa, Balcao	25,858,164	54,153
KBC Groep NV	961,321	53,937
Aon PLC, Class A	193,257	52,118
Resona Holdings, Inc.	13,650,900	51,120
London Stock Exchange Group PLC	532,638	49,484
HDFC Life Insurance Company, Ltd.	6,959,847	48,472
UBS Group AG	2,426,404	39,116
Banco Santander, SA	13,661,925	38,484
Skandinaviska Enskilda Banken AB, Class A	3,894,485	38,222
Banco Bilbao Vizcaya Argentaria, SA	7,641,205	34,677
Industrial and Commercial Bank of China, Ltd., Class H	55,297,000	32,839
Prudential PLC	2,527,905	31,265
Hang Seng Bank, Ltd.	1,608,600	28,393
China Merchants Bank Co., Ltd., Class H	4,153,000	27,786
Brookfield Asset Management, Inc., Class A (CAD denominated)	602,842	26,817
Tokio Marine Holdings, Inc.	459,000	26,736
Fairfax Financial Holdings, Ltd., subordinate voting shares	48,115	25,497
Islandsbanki hf.	27,596,945	25,019
DBS Group Holdings, Ltd.	1,152,024	24,611
XP, Inc., Class A1	1,363,000	24,480
Postal Savings Bank of China Co., Ltd., Class H	29,726,000	23,601
Bank of Nova Scotia (CAD denominated)[2]	343,364	20,321
Banca Generali SpA[2]	697,330	19,702
Discovery, Ltd.[1]	2,479,867	19,526
Kotak Mahindra Bank, Ltd.	792,400	16,667
Partners Group Holding AG	18,400	16,580
ICICI Securities, Ltd.	2,062,200	11,200
EQT AB	534,000	10,931
Allfunds Group PLC	1,204,769	9,292
ICICI Bank, Ltd. (ADR)	354,464	6,288
ING Groep NV	618,704	6,115

International Growth and Income Fund	5

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Piraeus Financial Holdings SA1	727	$1
Moscow Exchange MICEX-RTS PJSC[1,3,4]	16,180,772	—	[5]
Sberbank of Russia PJSC (180 day lock up)[1,3,4]	22,898,260	—	[5]
		2,041,899

Consumer staples 12.36%
British American Tobacco PLC	10,097,116	432,589
Philip Morris International, Inc.	2,489,929	245,856
Nestlé SA	1,482,880	173,102
Kweichow Moutai Co., Ltd., Class A	476,193	145,469
Anheuser-Busch InBev SA/NV	1,818,959	97,901
Carlsberg A/S, Class B	505,858	64,430
Wuliangye Yibin Co., Ltd., Class A	1,925,186	58,072
Imperial Brands PLC	2,418,274	54,048
Pernod Ricard SA	279,915	51,422
Foshan Haitian Flavouring and Food Co., Ltd., Class A	3,231,427	43,618
Asahi Group Holdings, Ltd.	1,239,200	40,597
Carrefour SA, non-registered shares	2,130,000	37,690
Japan Tobacco, Inc.	2,129,500	36,820
Associated British Foods PLC	1,684,511	32,358
Ocado Group PLC[1,2]	2,891,258	27,495
Arca Continental, SAB de CV	3,610,000	23,786
Varun Beverages, Ltd.	1,935,541	19,376
L’Oréal SA, non-registered shares	52,593	18,149
Reckitt Benckiser Group PLC	189,834	14,258
Danone SA	187,428	10,461
Avenue Supermarts, Ltd.[1]	104,467	4,506
X5 Retail Group NV (GDR)[3,4]	205,055	—	[5]
		1,632,003

Information technology 11.48%
Taiwan Semiconductor Manufacturing Company, Ltd.	24,622,107	394,172
ASML Holding NV	460,873	220,163
Tokyo Electron, Ltd.	405,745	132,477
Edenred SA	2,290,268	107,932
MediaTek, Inc.	3,771,400	82,573
Samsung Electronics Co., Ltd.	1,863,800	81,821
Broadcom, Inc.	165,053	80,184
Kingdee International Software Group Co., Ltd.[1]	20,098,000	47,128
SAP SE	506,186	46,113
Keyence Corp.	120,700	41,259
Nokia Corp.	8,275,503	38,501
SK hynix, Inc.	542,900	38,050
TDK Corp.	1,136,175	35,087
Logitech International SA	640,000	33,433
EPAM Systems, Inc.[1]	84,500	24,909
Vanguard International Semiconductor Corp.	8,308,000	21,459
Capgemini SE	78,000	13,360
Amadeus IT Group SA, Class A, non-registered shares[1]	209,310	11,661
Infosys, Ltd. (ADR)	612,676	11,341
Halma PLC	460,182	11,254
Nice, Ltd. (ADR)[1,2]	42,670	8,212
AVEVA Group PLC	284,703	7,801
Nomura Research Institute, Ltd.	236,000	6,279
Fujitsu, Ltd.	44,300	5,539
eMemory Technology, Inc.[3]	133,000	4,583
Lightspeed Commerce, Inc., subordinate voting shares[1,2]	94,199	2,101
Lightspeed Commerce, Inc., subordinate voting shares (CAD denominated)[1]	80,027	1,784
STMicroelectronics NV	104,347	3,281
DLocal, Ltd., Class A1,2	101,337	2,660
		1,515,117

Consumer discretionary 11.16%
Evolution AB	1,917,489	174,340
LVMH Moët Hennessy-Louis Vuitton SE	260,306	158,681
Renault SA1	3,371,440	84,053
MGM China Holdings, Ltd.[1]	104,350,400	59,178
Restaurant Brands International, Inc. (CAD denominated)[2]	1,164,585	58,419

6	International Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Coupang, Inc., Class A1	4,431,000	$56,495
Prosus NV, Class N	858,172	56,190
InterContinental Hotels Group PLC	1,057,900	56,019
Stellantis NV	4,413,879	54,509
Midea Group Co., Ltd., Class A	6,031,009	54,406
Li Ning Co., Ltd.	5,474,548	50,721
Galaxy Entertainment Group, Ltd.	8,220,000	49,026
OPAP SA	3,023,522	43,250
Mercedes-Benz Group AG	695,559	40,251
Wynn Macau, Ltd.[1]	59,114,800	40,154
B&M European Value Retail SA	8,806,119	39,309
Sodexo SA	518,864	36,463
Valeo SA, non-registered shares	1,789,325	34,549
Nitori Holdings Co., Ltd.	331,400	31,496
Paltac Corp.	977,800	30,268
EssilorLuxottica	199,779	29,917
Sands China, Ltd.[1]	12,381,600	29,539
Industria de Diseño Textil, SA	1,301,667	29,451
Entain PLC[1]	1,504,741	22,805
Pop Mart International Group, Ltd.[2]	4,070,600	19,661
Pan Pacific International Holdings Corp.	1,110,700	17,723
Americanas SA, ordinary nominative shares	6,761,828	17,352
D’Ieteren Group	110,184	16,119
Kindred Group PLC (SDR)	1,788,832	14,874
JD.com, Inc., Class A	426,790	13,750
adidas AG	68,212	12,063
Games Workshop Group PLC	117,000	9,514
IDP Education, Ltd.[2]	574,900	9,452
Domino’s Pizza Enterprises, Ltd.	200,154	9,395
Kering SA	12,993	6,673
Balkrishna Industries, Ltd.	178,513	4,858
MercadoLibre, Inc.[1]	3,895	2,481
		1,473,404

Industrials 10.76%
Airbus SE, non-registered shares	2,291,298	221,988
BAE Systems PLC	20,073,492	202,863
Rheinmetall AG	328,014	75,726
CCR SA, ordinary nominative shares	29,903,871	71,596
ABB, Ltd.	2,427,275	64,734
SMC Corp.	139,500	62,172
LIXIL Corp.	3,050,300	57,103
Alliance Global Group, Inc.	350,520,000	56,098
Cathay Pacific Airways, Ltd.[1,2]	50,141,180	54,890
RELX PLC	1,854,646	50,256
Husqvarna AB, Class B	6,164,686	45,341
Daikin Industries, Ltd.	258,200	41,390
Ryanair Holdings PLC (ADR)[1]	596,836	40,137
Brenntag SE	582,300	37,895
Safran SA	338,618	33,431
Waste Connections, Inc. (CAD denominated)	232,776	28,862
InPost SA1,2	4,407,625	25,552
Siemens AG	232,854	23,692
Bunzl PLC	700,552	23,187
Experian PLC	784,453	22,975
TFI International, Inc. (CAD denominated)	266,388	21,384
Coor Service Management Holding AB	2,569,329	20,156
Epiroc AB, Class A	876,290	13,530
Epiroc AB, Class B	466,519	6,303
Caterpillar, Inc.	102,000	18,234
BELIMO Holding AG	48,881	17,204
Deutsche Post AG	423,660	15,868
Interpump Group SpA	401,700	15,315
DSV A/S	95,743	13,371
SITC International Holdings Co., Ltd.	3,679,267	10,409
Adecco Group AG	291,300	9,899

International Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Wizz Air Holdings PLC[1]	412,974	$8,818
Hitachi, Ltd.	107,400	5,096
Contemporary Amperex Technology Co., Ltd., Class A	58,100	4,635
		1,420,110

Health care 9.84%
AstraZeneca PLC	3,292,074	432,804
Novo Nordisk A/S, Class B	1,778,908	197,301
Sanofi	1,712,279	172,871
GSK PLC	5,463,086	117,416
Bayer AG	1,237,188	73,538
Siemens Healthineers AG	1,321,870	67,171
Grifols, SA, Class B (ADR)[1]	4,001,900	47,543
Shionogi & Co., Ltd.	659,100	33,300
EUROAPI[1]	1,757,612	27,728
Koninklijke Philips NV (EUR denominated)	951,017	20,485
Sonova Holding AG	58,785	18,720
Roche Holding AG, nonvoting non-registered shares	53,832	17,963
Novartis AG	200,003	16,938
CanSino Biologics, Inc., Class H2	1,396,400	14,299
Hutchmed China, Ltd. (ADR)[1]	813,178	10,278
BeiGene, Ltd. (ADR)[1]	61,561	9,964
Hypera SA, ordinary nominative shares	1,258,800	9,150
Genus PLC	299,592	9,146
Innovent Biologics, Inc.[1]	569,000	2,531
		1,299,146

Energy 5.74%
BP PLC	25,833,898	122,111
TC Energy Corp. (CAD denominated)	1,878,322	97,302
TotalEnergies SE	1,774,602	93,673
Equinor ASA	2,575,100	89,556
Aker BP ASA (SDR)[3]	2,072,985	71,999
Aker BP ASA	391,000	13,580
Canadian Natural Resources, Ltd. (CAD denominated)[2]	1,259,000	67,655
Cameco Corp.	2,346,000	49,318
Schlumberger, Ltd.	1,345,647	48,120
Tourmaline Oil Corp.	656,000	34,110
Reliance Industries, Ltd.[1]	859,046	28,235
TechnipFMC PLC[1]	3,408,991	22,942
INPEX Corp.	1,068,900	11,581
Var Energi ASA	1,948,000	7,645
Orron Energy AB	1,206,399	824
Gazprom PJSC (ADR)[3,4]	16,696,436	—	[5]
LUKOIL Oil Co. PJSC (ADR)[3,4]	476,875	—	[5]
Sovcomflot PAO[3,4]	16,933,870	—	[5]
		758,651

Communication services 4.88%
Koninklijke KPN NV	35,700,585	127,240
Tencent Holdings, Ltd.	2,065,800	93,302
Vodafone Group PLC	49,457,967	76,256
BT Group PLC	30,482,626	69,129
Nippon Telegraph and Telephone Corp.	1,758,700	50,500
Publicis Groupe SA	881,312	43,094
América Móvil, SAB de CV, Series L (ADR)	2,042,849	41,735
SoftBank Corp.	2,707,500	30,062
Indus Towers, Ltd.	11,053,429	29,267
Deutsche Telekom AG	1,296,820	25,748
Viaplay Group AB, Class B1	921,279	18,903
Telefónica, SA, non-registered shares[1]	2,396,583	12,211
NetEase, Inc.	500,500	9,191
Universal Music Group NV	437,500	8,773
Sea, Ltd., Class A (ADR)[1]	130,072	8,697
Yandex NV, Class A1,3,4	236,970	—	[5]
		644,108

8	International Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Materials 4.67%
Vale SA, ordinary nominative shares	9,782,971	$143,115
Vale SA, ordinary nominative shares (ADR)	4,865,822	71,187
Linde PLC	338,907	97,446
Koninklijke DSM NV	373,552	53,670
Barrick Gold Corp. (CAD denominated)	1,337,000	23,640
Barrick Gold Corp.	1,213,147	21,461
Asahi Kasei Corp.	4,464,525	34,089
Glencore PLC	5,941,105	32,190
Rio Tinto PLC	470,192	28,140
Sociedad Química y Minera de Chile SA, Class B (ADR)	289,187	24,156
Fortescue Metals Group, Ltd.	1,908,306	23,091
Fresnillo PLC	1,448,950	13,525
Sika AG	54,899	12,651
Shandong Sinocera Functional Material Co., Ltd., Class A	1,871,900	10,044
Air Liquide SA, non-registered shares	73,539	9,874
Shin-Etsu Chemical Co., Ltd.	87,400	9,856
Givaudan SA	2,359	8,295
Alrosa PJSC[3,4]	3,661,021	—	[5]
		616,430

Utilities 2.58%
Engie SA	8,519,904	97,909
Brookfield Infrastructure Partners LP	2,511,666	95,963
Enel SpA	11,476,812	62,781
ENN Energy Holdings, Ltd.	3,329,500	54,694
Iberdrola, SA, non-registered shares	1,616,308	16,762
Guangdong Investment, Ltd.	12,243,600	12,951
		341,060

Real estate 2.28%
CK Asset Holdings, Ltd.	14,622,120	103,422
Longfor Group Holdings, Ltd.	19,940,500	94,152
Link REIT	4,703,629	38,364
Embassy Office Parks REIT	6,033,100	28,588
Unibail-Rodamco-Westfield REIT, non-registered shares[1,2]	467,432	23,831
Country Garden Services Holdings Co., Ltd.	2,745,000	12,226
		300,583

Total common stocks (cost: $11,164,950,000)		12,042,511

Preferred securities 0.65%
Information technology 0.33%
Samsung Electronics Co., Ltd., nonvoting preferred shares	1,088,873	43,609

Materials 0.16%
Gerdau SA, preferred nominative shares	5,088,268	21,730

Consumer discretionary 0.16%
Volkswagen AG, nonvoting preferred shares	155,451	20,757

Total preferred securities (cost: $69,771,000)		86,096

Short-term securities 8.47%
Money market investments 7.55%
Capital Group Central Cash Fund 1.38%[6,7]	9,971,302	996,931

International Growth and Income Fund	9

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.92%
Capital Group Central Cash Fund 1.38%[6,7,8]	422,062	$42,198
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[6,8]	19,300,000	19,300
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[6,8]	18,100,000	18,100
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.43%[6,8]	16,900,000	16,900
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[6,8]	14,500,000	14,500
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[6,8]	10,089,520	10,089
		121,087

Total short-term securities (cost: $1,118,188,000)		1,118,018
Total investment securities 100.34% (cost: $12,352,909,000)		13,246,625
Other assets less liabilities (0.34)%		(45,404)

Net assets 100.00%		$13,201,221

Forward currency contracts

						Unrealized
Contract amount						depreciation
Currency purchased		Currency sold			Settlement	at 6/30/2022
(000)		(000)		Counterparty	date	(000)
USD	19,921	GBP	16,600	Barclays Bank PLC	9/16/2022	$(318)

Investments in affiliates7

	Value of affiliates at 7/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 7.87%
Money market investments 7.55%
Capital Group Central Cash Fund 1.38%[6]	$850,159	$3,794,958		$3,647,869	$(162)	$(155)	$996,931	$2,721
Money market investments purchased with collateral from securities on loan 0.32%
Capital Group Central Cash Fund 1.38%[6,8]	30,117	12,081	[9]				42,198	—	[10]
Total short-term securities							1,039,129
Total 7.87%					$(162)	$(155)	$1,039,129	$2,721

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $142,833,000, which represented 1.08% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $76,582,000, which represented .58% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Amount less than one thousand.
[6]	Rate represents the seven-day yield at 6/30/2022.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

10	International Growth and Income Fund

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

International Growth and Income Fund	11

Financial statements

Statement of assets and liabilities
at June 30, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $142,833 of investment securities on loan):
Unaffiliated issuers (cost: $11,313,610)	$12,207,496
Affiliated issuers (cost: $1,039,299)	1,039,129	$13,246,625
Cash		6,088
Cash collateral pledged for forward currency contracts		230
Cash denominated in currencies other than U.S. dollars (cost: $17,757)		17,758
Receivables for:
Sales of investments	46,092
Sales of fund’s shares	19,045
Dividends and interest	56,535
Securities lending income	2
Other	74	121,748
		13,392,449
Liabilities:
Collateral for securities on loan		121,087
Unrealized depreciation on open forward currency contracts		318
Payables for:
Purchases of investments	44,036
Repurchases of fund’s shares	9,751
Investment advisory services	5,357
Services provided by related parties	1,678
Trustees’ deferred compensation	1,882
Non-U.S. taxes	3,337
Custody fees	690
Other	3,092	69,823
Net assets at June 30, 2022		$13,201,221

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,057,505
Total distributable earnings		1,143,716
Net assets at June 30, 2022		$13,201,221

Refer to the notes to financial statements.

12	International Growth and Income Fund

Financial statements (continued)

Statement of assets and liabilities at June 30, 2022 (continued)
(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (421,333 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$4,064,708	129,689		$31.34
Class C	87,489	2,795		31.30
Class T	10	—	*	31.32
Class F-1	139,458	4,443		31.39
Class F-2	2,472,979	78,892		31.35
Class F-3	2,401,866	76,699		31.32
Class 529-A	151,297	4,835		31.29
Class 529-C	6,051	194		31.18
Class 529-E	3,897	125		31.31
Class 529-T	12	—	*	31.33
Class 529-F-1	10	—	*	31.33
Class 529-F-2	29,288	935		31.33
Class 529-F-3	11	—	*	31.33
Class R-1	3,290	105		31.27
Class R-2	45,953	1,474		31.17
Class R-2E	38,700	1,242		31.16
Class R-3	82,445	2,637		31.27
Class R-4	61,107	1,951		31.32
Class R-5E	17,857	571		31.29
Class R-5	23,292	739		31.52
Class R-6	3,571,501	114,007		31.33

*	Amount less than one thousand.

Refer to the notes to financial statements.

International Growth and Income Fund	13

Financial statements (continued)

Statement of operations
for the year ended June 30, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $35,102; also includes $2,721 from affiliates)	$570,645
Interest from unaffiliated issuers	6,538
Securities lending income (net of fees)	2,957	$580,140
Fees and expenses*:
Investment advisory services	75,021
Distribution services	16,445
Transfer agent services	9,764
Administrative services	4,728
529 plan services	130
Reports to shareholders	569
Registration statement and prospectus	453
Trustees’ compensation	(40)
Auditing and legal	182
Custodian	2,607
Other	318	110,177
Net investment income		469,963

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	522,020
Affiliated issuers	(162)
In-kind redemptions	1,141
Currency transactions	(5,448)	517,551
Net unrealized depreciation on:
Investments:
Unaffiliated issuers	(4,155,524)
Affiliated issuers	(155)
Forward currency contracts	(318)
Currency translations	(852)	(4,156,849)
Net realized gain and unrealized depreciation		(3,639,298)

Net decrease in net assets resulting from operations		$(3,169,335)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended June 30,
	2022	2021
Operations:
Net investment income	$469,963	$400,282
Net realized gain	517,551	1,877,000
Net unrealized (depreciation) appreciation	(4,156,849)	3,491,326
Net (decrease) increase in net assets resulting from operations	(3,169,335)	5,768,608

Distributions paid to shareholders	(1,120,883)	(395,975)

Net capital share transactions	756,750	(4,460,397)

Total (decrease) increase in net assets	(3,533,468)	912,236

Net assets:
Beginning of year	16,734,689	15,822,453
End of year	$13,201,221	$16,734,689

Refer to the notes to financial statements.

14	International Growth and Income Fund

Notes to financial statements

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

International Growth and Income Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors.

16	International Growth and Income Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$2,041,899	$—	—	*	$2,041,899
Consumer staples	1,632,003	—	—	*	1,632,003
Information technology	1,510,534	4,583	—		1,515,117
Consumer discretionary	1,473,404	—	—		1,473,404
Industrials	1,420,110	—	—		1,420,110
Health care	1,299,146	—	—		1,299,146
Energy	686,652	71,999	—	*	758,651
Communication services	644,108	—	—	*	644,108
Materials	616,430	—	—	*	616,430
Utilities	341,060	—	—		341,060
Real estate	300,583	—	—		300,583
Preferred securities	86,096	—	—		86,096
Short-term securities	1,118,018	—	—		1,118,018
Total	$13,170,043	$76,582	$—	*	$13,246,625

Refer to the end of the table for footnote.

International Growth and Income Fund	17

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(318)	$—	$(318)

*	Amount less than one thousand.
†	Forward currency contracts are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

18	International Growth and Income Fund

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgements in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of June 30, 2022, the total value of securities on loan was $142,833,000, and the total value of collateral received was $149,943,000. Collateral received includes cash of $121,087,000 and U.S. government securities of $28,856,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

International Growth and Income Fund	19

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $19,921,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts as of, or for the year ended, June 30, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$318

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$—	Net unrealized depreciation on forward currency contracts	$(318)

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of forward currency contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

20	International Growth and Income Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2022, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Liabilities:
Barclays Bank PLC	$318	$—	$—	$(230)	$88

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended June 30, 2022, the fund recognized $23,429,000 in reclaims (net of $2,356,000 in fees and the effect of realized gain or loss from currency translations) and $6,538,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended June 30, 2022, the fund reclassified $33,162,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of June 30, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$107,831
Undistributed long-term capital gains	155,042
Gross unrealized appreciation on investments	2,595,347
Gross unrealized depreciation on investments	(1,712,079)
Net unrealized appreciation on investments	883,268
Cost of investments	12,363,039

International Growth and Income Fund	21

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended June 30, 2022				Year ended June 30, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$114,772		$216,524	$331,296	$99,827		$—	$99,827
Class C	1,832		5,325	7,157	1,765		—	1,765
Class T	—	*	1	1	—	*	—	—	*
Class F-1	4,399		8,762	13,161	4,639		—	4,639
Class F-2	76,585		129,210	205,795	65,174		—	65,174
Class F-3	88,194		154,156	242,350	93,472		—	93,472
Class 529-A	4,189		7,937	12,126	3,570		—	3,570
Class 529-C	122		358	480	125		—	125
Class 529-E	103		219	322	96		—	96
Class 529-T	—	*	1	1	—	*	—	—	*
Class 529-F-1	—	*	1	1	121		—	121
Class 529-F-2†	868		1,439	2,307	547		—	547
Class 529-F-3†	—	*	1	1	—	*	—	—	*
Class R-1	59		128	187	44		—	44
Class R-2	899		2,433	3,332	773		—	773
Class R-2E	893		2,054	2,947	719		—	719
Class R-3	2,025		4,287	6,312	1,709		—	1,709
Class R-4	1,786		3,348	5,134	1,606		—	1,606
Class R-5E	512		862	1,374	394		—	394
Class R-5	1,107		2,142	3,249	1,117		—	1,117
Class R-6	103,072		180,278	283,350	120,277		—	120,277
Total	$401,417		$719,466	$1,120,883	$395,975		$—	$395,975

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.440% on such assets in excess of $17 billion. On December 6, 2021, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2022, decreasing the annual rate to 0.430% on daily net assets in excess of $21 billion. On March 9, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, replacing the prior series of rates and breakpoints below $15 billion with a new annual rate of 0.478% on the first $15 billion of daily net assets. For the year ended June 30, 2022, the investment advisory services fees were $75,021,000, which were equivalent to an annualized rate of 0.476% of average daily net assets.

22	International Growth and Income Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of June 30, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

International Growth and Income Fund	23

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended June 30, 2022, the 529 plan services fees were $130,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

For the year ended June 30, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$12,844	$5,310		$1,471		Not applicable
Class C	1,193	129		36		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	490	267		59		Not applicable
Class F-2	Not applicable	3,187		882		Not applicable
Class F-3	Not applicable	55		1,013		Not applicable
Class 529-A	412	181		54		$103
Class 529-C	82	8		2		5
Class 529-E	25	2		1		3
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	17		10		19
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	31	3		1		Not applicable
Class R-2	413	191		17		Not applicable
Class R-2E	274	93		14		Not applicable
Class R-3	489	148		29		Not applicable
Class R-4	192	76		23		Not applicable
Class R-5E	Not applicable	30		6		Not applicable
Class R-5	Not applicable	10		14		Not applicable
Class R-6	Not applicable	57		1,096		Not applicable
Total class-specific expenses	$16,445	$9,764		$4,728		$130

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $(40,000) in the fund’s statement of operations reflects $103,000 in current fees (either paid in cash or deferred) and a net decrease of $143,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended June 30, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $127,613,000 and $167,949,000, respectively, which generated $5,093,000 of net realized losses from such sales.

24	International Growth and Income Fund

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended June 30, 2022.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2022

Class A	$451,225	11,819	$325,678	8,660		$(649,172)	(17,216)	$127,731	3,263
Class C	11,457	298	7,116	188		(39,197)	(1,041)	(20,624)	(555)
Class T	—	—	—	—		—	—	—	—
Class F-1	27,535	711	12,841	340		(82,900)	(2,231)	(42,524)	(1,180)
Class F-2	717,911	18,968	199,065	5,302		(696,998)	(18,860)	219,978	5,410
Class F-3	632,994	16,625	241,491	6,411		(1,507,257)	(40,347)	(632,772)	(17,311)
Class 529-A	18,192	475	12,124	323		(22,901)	(596)	7,415	202
Class 529-C	1,257	33	480	13		(3,865)	(100)	(2,128)	(54)
Class 529-E	564	14	322	9		(1,244)	(32)	(358)	(9)
Class 529-T	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-1	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-2	8,260	216	2,305	62		(5,690)	(146)	4,875	132
Class 529-F-3	—	—	1	—	[2]	—	—	1	— [2]
Class R-1	1,126	32	186	5		(562)	(15)	750	22
Class R-2	10,744	285	3,331	88		(14,642)	(380)	(567)	(7)
Class R-2E	8,013	210	2,947	79		(6,637)	(178)	4,323	111
Class R-3	23,087	603	6,311	168		(23,912)	(630)	5,486	141
Class R-4	12,867	337	5,133	136		(21,041)	(553)	(3,041)	(80)
Class R-5E	5,517	143	1,373	37		(2,321)	(61)	4,569	119
Class R-5	6,897	179	2,863	75		(26,976)	(760)	(17,216)	(506)
Class R-6	1,469,499	37,587	283,033	7,572		(651,682)	(16,139)	1,100,850	29,020
Total net increase (decrease)	$3,407,145	88,535	$1,106,602	29,468		$(3,756,997)	(99,285)	$756,750	18,718

Refer to the end of the table for footnotes.

International Growth and Income Fund	25

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2021

Class A	$450,461	11,908		$97,906		2,526		$(660,407)	(18,005)	$(112,040)	(3,571)
Class C	15,381	402		1,751		45		(65,584)	(1,866)	(48,452)	(1,419)
Class T	—	—		—		—		—	—	—	—
Class F-1	42,556	1,141		4,478		116		(80,822)	(2,157)	(33,788)	(900)
Class F-2	569,410	15,068		62,945		1,631		(840,935)	(23,008)	(208,580)	(6,309)
Class F-3	731,586	19,670		92,929		2,425		(1,671,106)	(43,715)	(846,591)	(21,620)
Class 529-A	33,487	934		3,569		92		(26,158)	(716)	10,898	310
Class 529-C	1,967	53		125		3		(15,211)	(461)	(13,119)	(405)
Class 529-E	561	15		96		3		(1,137)	(31)	(480)	(13)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	2,193	67		121		4		(24,261)	(773)	(21,947)	(702)
Class 529-F-2[3]	28,535	872		547		13		(3,270)	(82)	25,812	803
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	408	11		44		1		(641)	(16)	(189)	(4)
Class R-2	11,922	320		773		20		(14,743)	(405)	(2,048)	(65)
Class R-2E	6,248	169		719		18		(7,470)	(202)	(503)	(15)
Class R-3	22,897	613		1,707		44		(25,335)	(688)	(731)	(31)
Class R-4	19,767	525		1,606		41		(22,156)	(601)	(783)	(35)
Class R-5E	4,367	115		394		10		(4,558)	(119)	203	6
Class R-5	20,088	527		635		17		(12,440)	(324)	8,283	220
Class R-6	785,828	21,230		120,251		3,177		(4,122,431)	(102,553)	(3,216,352)	(78,146)
Total net increase (decrease)	$2,747,672	73,640		$390,596		10,186		$(7,598,665)	(195,722)	$(4,460,397)	(111,896)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,050,800,000 and $5,137,043,000, respectively, during the year ended June 30, 2022.

26	International Growth and Income Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
6/30/2022	$41.57	$1.06	$(8.66)	$(7.60)	$(.90)	$(1.73)	$(2.63)	$31.34	(19.24)%	$4,065		.90%		.90%		2.77%
6/30/2021	30.76	.79	10.81	11.60	(.79)	—	(.79)	41.57	37.93	5,256		.91		.91		2.13
6/30/2020	33.23	.58	(2.43)	(1.85)	(.62)	—	(.62)	30.76	(5.56)	3,999		.92		.92		1.80
6/30/2019	33.25	.77	(.02)	.75	(.77)	—	(.77)	33.23	2.34	4,728		.91		.91		2.41
6/30/2018	32.03	.77	1.23	2.00	(.78)	—	(.78)	33.25	6.18	4,922		.90		.90		2.23
Class C:
6/30/2022	41.51	.74	(8.61)	(7.87)	(.61)	(1.73)	(2.34)	31.30	(19.85)	88		1.64		1.64		1.92
6/30/2021	30.71	.50	10.81	11.31	(.51)	—	(.51)	41.51	36.93	139		1.66		1.66		1.36
6/30/2020	33.16	.34	(2.42)	(2.08)	(.37)	—	(.37)	30.71	(6.29)	146		1.66		1.66		1.06
6/30/2019	33.16	.50	.02	.52	(.52)	—	(.52)	33.16	1.59	205		1.69		1.69		1.58
6/30/2018	31.95	.49	1.23	1.72	(.51)	—	(.51)	33.16	5.35	250		1.69		1.69		1.43
Class T:
6/30/2022	41.56	1.16	(8.67)	(7.51)	(1.00)	(1.73)	(2.73)	31.32	(19.04)[5]	—	[6]	.64	[5]	.64	[5]	3.02	[5]
6/30/2021	30.75	.89	10.81	11.70	(.89)	—	(.89)	41.56	38.29 [5]	—	[6]	.65	[5]	.65	[5]	2.38	[5]
6/30/2020	33.23	.67	(2.44)	(1.77)	(.71)	—	(.71)	30.75	(5.33)[5]	—	[6]	.66	[5]	.66	[5]	2.07	[5]
6/30/2019	33.24	.85	(.01)	.84	(.85)	—	(.85)	33.23	2.61 [5]	—	[6]	.67	[5]	.67	[5]	2.66	[5]
6/30/2018	32.03	.84	1.22	2.06	(.85)	—	(.85)	33.24	6.40 [5]	—	[6]	.69	[5]	.69	[5]	2.44	[5]
Class F-1:
6/30/2022	41.62	1.02	(8.63)	(7.61)	(.89)	(1.73)	(2.62)	31.39	(19.26)	139		.92		.92		2.67
6/30/2021	30.80	.77	10.84	11.61	(.79)	—	(.79)	41.62	37.89	234		.92		.92		2.07
6/30/2020	33.27	.59	(2.44)	(1.85)	(.62)	—	(.62)	30.80	(5.55)	201		.92		.92		1.81
6/30/2019	33.29	.76	(.02)	.74	(.76)	—	(.76)	33.27	2.29	207		.95		.95		2.36
6/30/2018	32.06	.74	1.25	1.99	(.76)	—	(.76)	33.29	6.16	250		.94		.94		2.15
Class F-2:
6/30/2022	41.58	1.17	(8.67)	(7.50)	(1.00)	(1.73)	(2.73)	31.35	(19.04)	2,473		.64		.64		3.06
6/30/2021	30.77	.88	10.82	11.70	(.89)	—	(.89)	41.58	38.27	3,056		.65		.65		2.38
6/30/2020	33.25	.67	(2.44)	(1.77)	(.71)	—	(.71)	30.77	(5.33)	2,455		.66		.66		2.06
6/30/2019	33.26	.85	(.01)	.84	(.85)	—	(.85)	33.25	2.61	2,879		.68		.68		2.67
6/30/2018	32.05	.85	1.22	2.07	(.86)	—	(.86)	33.26	6.41	2,715		.68		.68		2.46
Class F-3:
6/30/2022	41.55	1.14	(8.60)	(7.46)	(1.04)	(1.73)	(2.77)	31.32	(18.97)	2,402		.53		.53		2.97
6/30/2021	30.74	.88	10.86	11.74	(.93)	—	(.93)	41.55	38.44	3,906		.55		.55		2.39
6/30/2020	33.22	.71	(2.45)	(1.74)	(.74)	—	(.74)	30.74	(5.22)	3,554		.55		.55		2.20
6/30/2019	33.23	.88	(.01)	.87	(.88)	—	(.88)	33.22	2.71	2,617		.58		.58		2.77
6/30/2018	32.02	.89	1.21	2.10	(.89)	—	(.89)	33.23	6.53	2,304		.58		.58		2.59
Class 529-A:
6/30/2022	41.52	1.05	(8.65)	(7.60)	(.90)	(1.73)	(2.63)	31.29	(19.27)	151		.92		.92		2.76
6/30/2021	30.72	.78	10.80	11.58	(.78)	—	(.78)	41.52	37.91	192		.94		.94		2.10
6/30/2020	33.19	.58	(2.44)	(1.86)	(.61)	—	(.61)	30.72	(5.59)	133		.95		.95		1.78
6/30/2019	33.20	.75	(.01)	.74	(.75)	—	(.75)	33.19	2.30	148		.97		.97		2.36
6/30/2018	31.99	.76	1.21	1.97	(.76)	—	(.76)	33.20	6.10	153		.95		.95		2.20

Refer to the end of the table for footnotes.

International Growth and Income Fund	27

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
6/30/2022	$41.35	$.72	$(8.57)	$(7.85)	$(.59)	$(1.73)	$(2.32)	$31.18	(19.88)%	$6		1.69%		1.69%		1.87%
6/30/2021	30.59	.52	10.73	11.25	(.49)	—	(.49)	41.35	36.86	10		1.69		1.69		1.41
6/30/2020	33.03	.33	(2.41)	(2.08)	(.36)	—	(.36)	30.59	(6.30)	20		1.69		1.69		1.03
6/30/2019	33.05	.49	— [7]	.49	(.51)	—	(.51)	33.03	1.51	26		1.73		1.73		1.55
6/30/2018	31.83	.46	1.24	1.70	(.48)	—	(.48)	33.05	5.33	29		1.74		1.74		1.35
Class 529-E:
6/30/2022	41.53	.95	(8.63)	(7.68)	(.81)	(1.73)	(2.54)	31.31	(19.45)	4		1.13		1.13		2.49
6/30/2021	30.73	.70	10.81	11.51	(.71)	—	(.71)	41.53	37.62	6		1.14		1.14		1.88
6/30/2020	33.19	.51	(2.42)	(1.91)	(.55)	—	(.55)	30.73	(5.76)	4		1.14		1.14		1.59
6/30/2019	33.21	.69	(.02)	.67	(.69)	—	(.69)	33.19	2.07	5		1.17		1.17		2.17
6/30/2018	31.99	.68	1.23	1.91	(.69)	—	(.69)	33.21	5.93	5		1.17		1.17		1.98
Class 529-T:
6/30/2022	41.56	1.14	(8.66)	(7.52)	(.98)	(1.73)	(2.71)	31.33	(19.09)[5]	—	[6]	.69	[5]	.69	[5]	3.00	[5]
6/30/2021	30.75	.87	10.81	11.68	(.87)	—	(.87)	41.56	38.22 [5]	—	[6]	.71	[5]	.71	[5]	2.33	[5]
6/30/2020	33.23	.65	(2.44)	(1.79)	(.69)	—	(.69)	30.75	(5.39)[5]	—	[6]	.71	[5]	.71	[5]	2.01	[5]
6/30/2019	33.24	.83	(.01)	.82	(.83)	—	(.83)	33.23	2.54 [5]	—	[6]	.74	[5]	.74	[5]	2.59	[5]
6/30/2018	32.03	.83	1.22	2.05	(.84)	—	(.84)	33.24	6.36 [5]	—	[6]	.73	[5]	.73	[5]	2.40	[5]
Class 529-F-1:
6/30/2022	41.56	1.13	(8.66)	(7.53)	(.97)	(1.73)	(2.70)	31.33	(19.09)[5]	—	[6]	.73	[5]	.73	[5]	2.96	[5]
6/30/2021	30.76	.61	11.06	11.67	(.87)	—	(.87)	41.56	38.18 [5]	—	[6]	.74	[5]	.74	[5]	1.86	[5]
6/30/2020	33.24	.65	(2.44)	(1.79)	(.69)	—	(.69)	30.76	(5.39)	22		.72		.72		2.02
6/30/2019	33.25	.84	(.02)	.82	(.83)	—	(.83)	33.24	2.54	22		.74		.74		2.62
6/30/2018	32.04	.84	1.21	2.05	(.84)	—	(.84)	33.25	6.36	18		.74		.74		2.43
Class 529-F-2:
6/30/2022	41.57	1.18	(8.69)	(7.51)	(1.00)	(1.73)	(2.73)	31.33	(19.04)	29		.64		.64		3.10
6/30/2021[8,9]	31.30	.69	10.28	10.97	(.70)	—	(.70)	41.57	35.12 [10]	33		.66	[11]	.66	[11]	2.60	[11]
Class 529-F-3:
6/30/2022	41.56	1.18	(8.66)	(7.48)	(1.02)	(1.73)	(2.75)	31.33	(19.00)	—	[6]	.59		.59		3.10
6/30/2021[8,9]	31.30	.69	10.29	10.98	(.72)	—	(.72)	41.56	35.17 [10]	—	[6]	.66	[11]	.59	[11]	2.64	[11]
Class R-1:
6/30/2022	41.50	.89	(8.73)	(7.84)	(.66)	(1.73)	(2.39)	31.27	(19.81)	3		1.59		1.59		2.36
6/30/2021	30.71	.53	10.79	11.32	(.53)	—	(.53)	41.50	36.99 [5]	4		1.60	[5]	1.60	[5]	1.43	[5]
6/30/2020	33.16	.36	(2.42)	(2.06)	(.39)	—	(.39)	30.71	(6.24)[5]	3		1.63	[5]	1.63	[5]	1.11	[5]
6/30/2019	33.16	.52	.01	.53	(.53)	—	(.53)	33.16	1.62 [5]	3		1.65	[5]	1.65	[5]	1.62	[5]
6/30/2018	31.95	.49	1.24	1.73	(.52)	—	(.52)	33.16	5.38 [5]	4		1.65	[5]	1.65	[5]	1.42	[5]

Refer to the end of the table for footnotes.

28	International Growth and Income Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
6/30/2022	$41.36	$.78	$(8.62)	$(7.84)	$(.62)	$(1.73)	$(2.35)	$31.17	(19.85)%	$46	1.63%	1.63%	2.05%
6/30/2021	30.61	.52	10.75	11.27	(.52)	—	(.52)	41.36	36.95	61	1.64	1.64	1.40
6/30/2020	33.06	.34	(2.41)	(2.07)	(.38)	—	(.38)	30.61	(6.27)	47	1.66	1.66	1.07
6/30/2019	33.07	.52	— [7]	.52	(.53)	—	(.53)	33.06	1.60	54	1.67	1.67	1.64
6/30/2018	31.87	.50	1.22	1.72	(.52)	—	(.52)	33.07	5.38	57	1.66	1.66	1.46
Class R-2E:
6/30/2022	41.34	.89	(8.60)	(7.71)	(.74)	(1.73)	(2.47)	31.16	(19.60)	39	1.34	1.34	2.35
6/30/2021	30.60	.63	10.75	11.38	(.64)	—	(.64)	41.34	37.33	47	1.34	1.34	1.70
6/30/2020	33.09	.51	(2.48)	(1.97)	(.52)	—	(.52)	30.60	(5.95)	35	1.32	1.32	1.72
6/30/2019	33.12	.67	(.07)	.60	(.63)	—	(.63)	33.09	1.85	5	1.39	1.39	2.09
6/30/2018	31.92	.61	1.22	1.83	(.63)	—	(.63)	33.12	5.69	3	1.38	1.38	1.79
Class R-3:
6/30/2022	41.48	.95	(8.64)	(7.69)	(.79)	(1.73)	(2.52)	31.27	(19.46)	82	1.18	1.18	2.51
6/30/2021	30.70	.68	10.79	11.47	(.69)	—	(.69)	41.48	37.52	104	1.19	1.19	1.84
6/30/2020	33.17	.50	(2.44)	(1.94)	(.53)	—	(.53)	30.70	(5.84)	78	1.20	1.20	1.57
6/30/2019	33.18	.67	(.01)	.66	(.67)	—	(.67)	33.17	2.04	66	1.23	1.23	2.09
6/30/2018	31.97	.65	1.23	1.88	(.67)	—	(.67)	33.18	5.85	70	1.22	1.22	1.89
Class R-4:
6/30/2022	41.55	1.05	(8.64)	(7.59)	(.91)	(1.73)	(2.64)	31.32	(19.24)	61	.88	.88	2.75
6/30/2021	30.74	.80	10.81	11.61	(.80)	—	(.80)	41.55	37.98	84	.89	.89	2.15
6/30/2020	33.21	.59	(2.43)	(1.84)	(.63)	—	(.63)	30.74	(5.54)	63	.90	.90	1.84
6/30/2019	33.22	.75	— [7]	.75	(.76)	—	(.76)	33.21	2.33	67	.92	.92	2.33
6/30/2018	32.01	.75	1.23	1.98	(.77)	—	(.77)	33.22	6.16	84	.92	.92	2.18
Class R-5E:
6/30/2022	41.52	1.17	(8.68)	(7.51)	(.99)	(1.73)	(2.72)	31.29	(19.07)	18	.68	.68	3.07
6/30/2021	30.72	.87	10.80	11.67	(.87)	—	(.87)	41.52	38.24	19	.69	.69	2.33
6/30/2020	33.20	.66	(2.44)	(1.78)	(.70)	—	(.70)	30.72	(5.35)	14	.69	.69	2.07
6/30/2019	33.22	.93	(.11)	.82	(.84)	—	(.84)	33.20	2.56	5	.71	.71	2.92
6/30/2018	32.01	1.02	1.03	2.05	(.84)	—	(.84)	33.22	6.36	1	.71	.71	2.96
Class R-5:
6/30/2022	41.80	1.11	(8.63)	(7.52)	(1.03)	(1.73)	(2.76)	31.52	(18.97)	23	.55	.55	2.88
6/30/2021	30.92	.97	10.83	11.80	(.92)	—	(.92)	41.80	38.42	52	.57	.57	2.55
6/30/2020	33.41	.71	(2.47)	(1.76)	(.73)	—	(.73)	30.92	(5.25)	32	.58	.58	2.20
6/30/2019	33.42	.84	.01	.85	(.86)	—	(.86)	33.41	2.64	24	.62	.62	2.60
6/30/2018	32.20	.88	1.22	2.10	(.88)	—	(.88)	33.42	6.48	34	.62	.62	2.52
Class R-6:
6/30/2022	41.56	1.26	(8.72)	(7.46)	(1.04)	(1.73)	(2.77)	31.33	(18.96)	3,572	.53	.53	3.33
6/30/2021	30.75	.83	10.91	11.74	(.93)	—	(.93)	41.56	38.43	3,532	.54	.54	2.26
6/30/2020	33.23	.71	(2.44)	(1.73)	(.75)	—	(.75)	30.75	(5.21)	5,016	.54	.54	2.21
6/30/2019	33.24	.91	(.04)	.87	(.88)	—	(.88)	33.23	2.71	4,288	.57	.57	2.84
6/30/2018	32.03	.90	1.21	2.11	(.90)	—	(.90)	33.24	6.54	3,350	.57	.57	2.62

Refer to the end of the table for footnotes.

International Growth and Income Fund	29

Financial highlights (continued)

	Year ended June 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[12]	34%	23%	35%	35%	27%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Amount less than $.01.
[8]	Based on operations for a period that is less than a full year.
[9]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[10]	Not annualized.
[11]	Annualized.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

30	International Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of International Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the "Fund"), including the investment portfolio, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
August 9, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

International Growth and Income Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2022, through June 30, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	International Growth and Income Fund

Expense example (continued)

	Beginning account value 1/1/2022	Ending account value 6/30/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$807.73	$4.03	.90%
Class A – assumed 5% return	1,000.00	1,020.33	4.51	.90
Class C – actual return	1,000.00	804.67	7.38	1.65
Class C – assumed 5% return	1,000.00	1,016.61	8.25	1.65
Class T – actual return	1,000.00	808.82	2.83	.63
Class T – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class F-1 – actual return	1,000.00	807.63	4.12	.92
Class F-1 – assumed 5% return	1,000.00	1,020.23	4.61	.92
Class F-2 – actual return	1,000.00	808.67	2.87	.64
Class F-2 – assumed 5% return	1,000.00	1,021.62	3.21	.64
Class F-3 – actual return	1,000.00	809.21	2.38	.53
Class F-3 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 529-A – actual return	1,000.00	807.63	4.12	.92
Class 529-A – assumed 5% return	1,000.00	1,020.23	4.61	.92
Class 529-C – actual return	1,000.00	804.61	7.56	1.69
Class 529-C – assumed 5% return	1,000.00	1,016.41	8.45	1.69
Class 529-E – actual return	1,000.00	806.83	5.02	1.12
Class 529-E – assumed 5% return	1,000.00	1,019.24	5.61	1.12
Class 529-T – actual return	1,000.00	808.38	3.05	.68
Class 529-T – assumed 5% return	1,000.00	1,021.42	3.41	.68
Class 529-F-1 – actual return	1,000.00	808.48	3.27	.73
Class 529-F-1 – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class 529-F-2 – actual return	1,000.00	808.92	2.83	.63
Class 529-F-2 – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class 529-F-3 – actual return	1,000.00	808.78	2.65	.59
Class 529-F-3 – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class R-1 – actual return	1,000.00	804.96	7.29	1.63
Class R-1 – assumed 5% return	1,000.00	1,016.71	8.15	1.63
Class R-2 – actual return	1,000.00	804.88	7.34	1.64
Class R-2 – assumed 5% return	1,000.00	1,016.66	8.20	1.64
Class R-2E – actual return	1,000.00	805.80	6.00	1.34
Class R-2E – assumed 5% return	1,000.00	1,018.15	6.71	1.34
Class R-3 – actual return	1,000.00	806.62	5.33	1.19
Class R-3 – assumed 5% return	1,000.00	1,018.89	5.96	1.19
Class R-4 – actual return	1,000.00	807.94	3.94	.88
Class R-4 – assumed 5% return	1,000.00	1,020.43	4.41	.88
Class R-5E – actual return	1,000.00	808.64	3.09	.69
Class R-5E – assumed 5% return	1,000.00	1,021.37	3.46	.69
Class R-5 – actual return	1,000.00	809.22	2.47	.55
Class R-5 – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class R-6 – actual return	1,000.00	809.03	2.38	.53
Class R-6 – assumed 5% return	1,000.00	1,022.17	2.66	.53

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

International Growth and Income Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2022:

Long-term capital gains	$751,471,000
Foreign taxes	$0.01 per share
Foreign source income	$1.34 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$8,286,000
Corporate dividends received deduction	$17,987,000
U.S. government income that may be exempt from state taxation	$933,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

34	International Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/Southern California Edison
Vanessa C. L. Chang, 1952	2012	Former Director, EL & EL Investments (real estate)	22	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Nariman Farvardin, 1956	2022	President, Stevens Institute of Technology	91	None
Linda Griego, 1947	2012	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	2008	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955 Chair of the Board (Independent and Non-Executive)	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	23	Biogen Inc.; Sempra Energy
Sharon I. Meers, 1965	2021	Co-Founder, Plenish Health (a women’s telehealth company); Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	7	None
Josette Sheeran, 1954	2019	President and Director, Canoo Inc.; Executive Chair, The McCain Institute; Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	7	None
Margaret Spellings, 1957	2012	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 36 for footnotes.

International Growth and Income Fund	35

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew B. Suzman, 1967 Co-President	2008	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Steven T. Watson, 1955 Co-President	2008	Partner — Capital International Investors, Capital International, Inc.[7]; Director, Capital International, Inc.[7]
Donald H. Rolfe, 1972 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Michael Cohen, 1961 Senior Vice President	2019	Partner — Capital World Investors, Capital Bank and Trust Company[7]; Partner — Capital World Investors, Capital Research Company[7]; Chairman and Senior Vice President, Capital International Limited[7];
Patrice Collette, 1967 Senior Vice President	2015	Partner — Capital World Investors, Capital International, Inc.[7]
Paul Flynn, 1966 Senior Vice President	2020	Partner — Capital World Investors, Capital International, Inc.[7]
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Jason B. Smith, 1972 Senior Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company
Lisa Thompson, 1965 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company;
		Partner — Capital International Investors, Capital Bank and Trust Company[7]; Director, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Lovelyn Sims, 1989 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Jason B. Smith, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	International Growth and Income Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

IGI

Registrant:

a) Audit Fees:
Audit	2021	103,000
	2022	108,000

b) Audit-Related Fees:
	2021	3,000
	2022	2,000

c) Tax Fees:
	2021	12,000
	2022	15,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,413,000
	2022	1,644,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2021	1,000
	2022	-
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,430,000 for fiscal year 2021 and $1,662,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: August 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: August 31, 2022

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: August 31, 2022